Segment Information - Schedule of CODM Reviews Several Key Metrics Included in Net Income (Loss) and Total Assets (Details) - USD ($)	1 Months Ended	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2025
Schedule of CODM Reviews Several Key Metrics Included in Net Income (Loss) and Total Assets [Abstract]
Marketable securities held in Trust Account	$ 0	$ 239,042,295
Cash	0	1,329,433
General and administrative costs	18,571	2,213,588
Interest earned on marketable securities held in Trust Account	$ 0	$ 7,892,295